EXHIBIT 99.1 SIGNATURES OF THE REPORTING PERSONS


                TH LEE PUTNAM VENTURES, L.P.

                By: TH Lee Putnam Fund Advisors, L.P., its
                    general partner
                By: TH Lee Putnam Fund Advisors, LLC, its
                    general partner

                By: /s/ James Brown                              4/1/04
                   ----------------------------------------      -------------

                    Signature of Reporting Person**              Date
                    Name: James Brown
                    Title: Managing Director


                TH LEE PUTNAM PARALLEL VENTURES, L.P.

                By: TH Lee Putnam Fund Advisors, L.P., its
                    general partner
                By: TH Lee Putnam Fund Advisors, LLC, its
                    general partner

                By: /s/ James Brown                              4/1/04
                   ----------------------------------------      -------------

                    Signature of Reporting Person**              Date
                    Name: James Brown
                    Title: Managing Director


                TH LEE PUTNAM FUND ADVISORS, L.P.

                By: TH Lee Putnam Fund Advisors, LLC, its
                    general partner

                By: /s/ James Brown                              4/1/04
                   ----------------------------------------      -------------

                    Signature of Reporting Person**              Date
                    Name: James Brown
                    Title: Managing Director

                TH LEE PUTNAM FUND ADVISORS, LLC


                By: /s/ James Brown                              4/1/04
                    ---------------------------------------      -------------

                    Signature of Reporting Person**              Date
                    Name: James Brown
                    Title: Managing Director

                                   CONTINUED

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                TH LEE GLOBAL INTERNET MANAGERS, L.P.

                By: TH Lee Global Internet Advisors, LLC,


                By: /s/ James Brown                              4/1/04
                   -------------------------------------------   -------------

                    Signature of Reporting Person**              Date
                    Name: James Brown
                    Title: Managing Director


                TH LEE GLOBAL INTERNET ADVISORS, LLC


                By: /s/ James Brown                              4/1/04
                   -------------------------------------------   -------------

                    Signature of Reporting Person**              Date
                    Name: James Brown
                    Title: Managing Director


                THLi COINVESTMENT PARTNERS, LLC

                By: TH Lee Putnam Fund Advisors, L.P., its
                    general partner
                By: TH Lee Putnam Fund Advisors, LLC, its
                    general partner

                By: /s/ James Brown                              4/1/04
                   ----------------------------------------      -------------

                    Signature of Reporting Person**              Date
                    Name: James Brown
                    Title: Managing Director


                BLUESTAR I, LLC


                By: /s/ Thomas H. Lee                            4/1/04
                   -------------------------------------------   -------------

                    Signature of Reporting Person**              Date
                    Name: Thomas H. Lee
                    Title: Managing Member